Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, Wallace R. Weitz, certify that:

1. I have reviewed this report on Form N-CSR of Weitz Partners, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 28, 2003
/s/ Wallace R. Weitz,

Wallace R. Weitz President

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, Linda Lawson, certify that:

1. I have reviewed this report on Form N-CSR of Weitz Partners, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 28, 2003
/s/ Linda Lawson

Linda Lawson Principal Financial Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Wallace R. Weitz, President of Weitz Partners, Inc. (the “Fund”), certify that:

1.        The Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 28, 2003
/s/ Wallace R. Weitz,

Wallace R. Weitz, President

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Linda Lawson, Chief Financial Officer of Weitz Partners, Inc. (the “Fund”), certify that:

1.        The Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 28, 2003
/s/ Linda Lawson

Linda Lawson, Principal Financial Officer